Filed pursuant to Rule 497
File No. 333-186414

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

Supplement dated December 9, 2014

to

Prospectus dated August 15, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Global Credit Opportunities Fund—A dated August 15, 2014, as may be supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Types of Investments and Related Risks” beginning on page 40 of the Prospectus before you decide to invest in the Company’s Shares.

Net Asset Value

The Company’s NAV per Share was $9.10 as of December 8, 2014. As described in the Prospectus, the Company will continue to offer Shares in its continuous public offering at an offering price that will be determined at each Weekly Closing and will equal the NAV per Share as of such date, plus selling commissions and dealer manager fees of up to 6.0% and 2.0%, respectively, of the offering price per Share determined as of such date. Assuming the NAV per Share on the date of the next Weekly Closing is the same as the NAV per Share of $9.10 as of December 8, 2014, a purchaser of Shares would pay a public offering price of $9.89 per Share at the next Weekly Closing, assuming such purchaser pays the maximum selling commissions and dealer manager fees described above.